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                                                                   EXHIBIT 99.5


DEBTOR:  CAPE COD LIGHT, L.L.C.                    CASE NUMBER:  01-10962 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cape Cod Light, L.L.C. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.


/s/ STEVE MOELLER
-------------------------
Steve Moeller
Director, Accounting